LOAN AGREEMENT

This Loan Agreement is made as of September 23, 2008 (the “Loan Agreement”)

Between:

KEEWATIN WINDPOWER CORP., a company incorporated under the laws of the State of Nevada

(the “Lender”)

And:

SKY HARVEST WINDPOWER INC., a company incorporated under the laws of Canada

(the “Borrower”)

WHEREAS:

A.	The Borrower requires working capital to fund its ongoing business operations; and

B.	The Lender has offered to advance funds to the Borrower on the terms and conditions as more particularly set out in herein.

Terms of Agreement:

Now therefore witnesseth that in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto covenant and agree as follows:

1.	Definitions and Interpretation

1.1	Definitions. In this Agreement the following words and phrases shall have the following meanings:

	(a)	“Event of Default” means any of the events of default described in Section 6.

	(b)	“Loan” means the Principal owing by the Borrower to the Lender in accordance with this Agreement.

	(c)	“Principal” has the meaning ascribed thereto in Section 2.1.

1.2

Captions and Section Numbers. The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

1.3

Extended Meanings. The words “hereof”, “herein”, “hereunder” and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.

1.4

Number and Gender. Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.

1.5

Section References and Schedules. Any reference to a particular “article”, “section”, “subsection” or other subdivision is to the particular article, section or other subdivision of this Agreement and any reference to a schedule by letter shall mean the appropriate schedule attached to this Agreement and by such reference the appropriate schedule is incorporated into and made part of this Agreement.

1.6

Governing Law. This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of British Columbia and all disputes arising under this Agreement shall be referred to the Courts of the British Columbia.

1.7

Severability of Clauses. In the event that any provision of this Agreement or any part thereof is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.8	Currency. All sums of money to be paid or calculated pursuant to this Agreement shall be paid or calculated in currency of the United States unless otherwise expressly stated.

2.	Loan

2.1

Amount of Loan. In reliance upon the representations and warranties contained herein and subject to the terms and conditions of this Agreement, the Lender will lend to the Borrower the principal sum of $100,000 (the “Principal”).

2.2	Interest. The Principal is non-interest bearing.

2.3	Repayment of the Loan. The Loan shall be repayable in full on September 22, 2009.

2.4

Accelerated Payment on an Event of Default. Notwithstanding anything else to the contrary herein contained, upon an Event of Default, at the option of the Lender, and upon notice in writing from the Lender to the Borrower, the Loan shall become due and payable in full.

2.5	Extension. The Loan may be extended for up to an additional year at the request of the Borrower.

3.	Representations and Warranties

3.1

Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender as follows, with the intent that the Lender will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby:

(a) The Borrower is a company duly incorporated and organized under the laws of Canada, and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

(b)

The Borrower has the corporate power and authority to own its property, carry on the business now being conducted by it, execute and deliver this Agreement, and to perform all of the obligations of the Borrower hereunder;

(c)

All necessary corporate actions and proceedings have been taken to authorize the execution and delivery by the Borrower of this Agreement and the performance by the Borrower of all of its obligations hereunder and, when delivered to the Lender, will constitute legal, valid and binding obligations of the Borrower enforceable in accordance with its terms;

(d)

The entry into of this Agreement and the performance by the Borrower of its obligations thereunder do not and will not result in the violation of any of the terms of the constating documents of the Borrower or any agreement to which the Borrower is a party or by which it or any of its properties or assets are bound; and

(e)

There is no action, suit or proceeding at law or in equity or by or before any governmental agency now pending, or to the knowledge of the Borrower threatened against or affecting the Borrower or any of its properties or assets which, if adversely determined, would materially impair the ability of the Borrower to carry on its business substantially as now conducted or which would materially adversely affect its financial condition.

3.2

Representations and Warranties of the Lender. The Lender represents and warrants to the Borrower as follows, with the intent that the Borrower will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby:

	(a)	The Lender is a company duly incorporated and organized under the laws of Nevada, and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

(b)

The Lender has the corporate power and authority to own its property, carry on the business now being conducted by it, execute and deliver this Agreement, and to perform all of the obligations of the Lender hereunder;

(c)

All necessary corporate actions and proceedings have been taken to authorize the execution and delivery by the Lender of this Agreement and the performance by the Lender of all of its obligations hereunder and, when delivered to the Borrower, will constitute legal, valid and binding obligations of the Lender enforceable in accordance with its terms; and

(d)

The entry into of this Agreement and the performance by the Lender of its obligations thereunder do not and will not result in the violation of any of the terms of the constating documents of the Lender or any agreement to which the Lender is a party or by which it or any of its properties or assets are bound.

4.	Covenants

4.1	Covenants of the Borrower. So long as any portion of the Loan is outstanding, the Borrower hereby covenants and agrees with the Lender as follows:

	(a)	to pay the Loan in accordance with the provisions of this Agreement;

(b)

to deliver to the Lender following the end of each fiscal period of the Borrower through the currency of this Agreement a true and complete copy of the financial statements of the Borrower required by law to be prepared and delivered to the Borrower’s shareholders (and at such time as it is required to be delivered to its shareholders) together with any interim financial statements of the Borrower that the Lender may reasonably require;

(c)

the Lender and its authorized servants and agents shall be entitled, whenever the Lender deems it necessary, acting reasonably, with prior reasonable notice to enter upon the offices of the Borrower and inspect the books and records thereof and make extracts therefrom and generally conduct such examination of such books and records as the Lender deems appropriate;

(d)

if the Borrower fails to perform any covenant set out in this Agreement, the Lender may, at its discretion, but need not, perform any such covenant capable of being performed by it and may, in the Lender’s discretion, but need not, make any payments or incur expenditures for such purpose, but no such performance of payment shall be deemed to relieve the Borrower from any default under this Agreement; if the Lender performs any such covenant or incurs any such expenditures, all costs incurred by the Lender in connection therewith shall be added to the Principal;

(e)	the Borrower shall not commit any Event of Default; and

(f)	without the prior written approval of the Lender, such approval not to be unreasonably withheld, the Borrower shall not:

	(i)	declare or pay dividends until the Loan is repaid;

	(ii)	repurchase or retire any capital stock of the Borrower;

	(iii)	not to dispose of all or substantially all of its assets out of the ordinary course of business; and.

5.	Default

5.1	Events of Default. For the purposes of this Agreement, the following events shall constitute events of default:

(a)

if the Borrower shall make default in any material way in the observance or performance of something required to be done or some covenant or condition required to be observed or performed in this Agreement (with the exception of the repayment of the Loan upon demand by the Lender) and such default continues for a period of 30 days following the date upon which written notice of default is given to the Borrower by the Lender;

(b)

if any representation or warranty herein given by the Borrower or any director or officer thereof is untrue in any material respect and continues to be untrue for a period of 30 days following the date upon which written notice of default is given to the Borrower by the Lender;

(c) if an order is made or a resolution is passed for the winding-up of the Borrower, or if a petition shall be filed for the winding–up of the Borrower;

(d)

if the Borrower shall commit any act of bankruptcy or shall become insolvent or shall make an assignment or proposal under a bankruptcy act or a general assignment for the benefit of its creditors or a bulk sale of its assets, or if a bankruptcy petition shall be filed or presented against the Borrower;

(e)	if a receiver, receiver-manager, trustee, custodian, liquidator or similar agent is appointed for the Borrower or for any of the Borrower’s property;

(f)

if any execution, sequestration, extent or any other process of any Court shall become enforceable against the Borrower or if a distress or analogous process shall be levied upon the property of the Borrower; and

(g)	if the Borrower shall cease or threaten to ceased to carry on its business.

6.	General Provisions

6.1

Notices. All Notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed postage prepaid addressed as follows:

To the Lender:
Keewatin Windpower Corp. Attn: President
617 – 666 Burrard Street, Vancouver, BC, Canada V6C 3P6

To the Borrower:
Sky Harvest Windpower Corp. Attn: President
617 – 666 Burrard Street, Vancouver, BC, Canada V6C 3P6 ]

or to such other address as may be given in writing by the parties and shall be deemed to have been received, if delivered by hand, on the date of delivery and if mailed as aforesaid to the addresses set out above then on the fifth business day following the posting thereof provided that if there shall be between the time of mailing and the actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the deliver of the notice by the mails, then the notice shall only be effective if actually delivered.

6.2	Time of Essence. Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

6.3	Binding Effect. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

6.4

Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

6.5

Further Assurances. Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.

6.6	Assignment. None of the parties may assign or transfer their respective rights under this Agreement, nor may the Borrower transfer any portion of the Loan.

6.7	Amendments. No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all of the parties hereto.

In witness whereof the parties hereto have executed this Agreement as of the day and year first above written.

KEEWATIN WINDPOWER CORP.

By: /s/ Chris Craddock
Authorized Signatory

SKY HARVEST WINDPOWER CORP.

By: /s/ William Iny
Authorized Signatory

SCHEDULE “A”

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

US$100,000	____________, 2008

                           FOR VALUE RECEIVED, SKY HARVEST WINDPOWER CORP., a company incorporated under the laws of Canada (the “Borrower”) HEREBY ACKNOWLEDGES ITSELF INDEBTED AND PROMISES TO PAY to or to the order of KEEWATIN WINDPOWER CORP. a company incorporated under the laws of the State of Nevada (the “Lender”), or such other address as the Lender directs, the principal sum of $100,000 of lawful money of the United States (the “Loan”), as follows:

1.                        Definitions:

(a)

“Event of Default” means at any time there is a default or a breach by the Borrower of any representation, warranty, covenant, agreement, term, condition, stipulation or proviso contained herein or in any Other Document;

(b)	“Other Document” means any document or agreement other than this Note which evidences, secures or evidences or secures the payment, observance and performance of the Loan in whole or in part; and

2.                        Repayment:

                           The Borrower will pay the outstanding principal balance of the Loan on ________, 2008, provided that the Borrower will have the privilege of prepaying the Loan in whole or in part at any time and from time to time, without notice, bonus or penalty.

3.                        Records:

                           The Borrower acknowledges and agrees that the records of the Lender with respect to advances and repayments, prepayments of the Loan will be conclusive and binding on the Borrower hereunder absent manifest error.

4.                        Default:

                           Upon the occurrence of an Event of Default, the full unpaid principal balance of the Loan together with all other monies dues and owing under this Note will at the option of the Lender forthwith become due and payable.

5.                        Governing Law:

                           This Note will be governed by and construed in accordance with the laws of British Columbia. For the purpose of legal proceedings this Note will be deemed to have been made in British Columbia and to be performed there and the courts of British Columbia will have jurisdiction over all disputes which may arise under this Note and the Borrower hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained will prevent the Lender from proceeding at its election against the Borrower in the courts of any other country or jurisdiction.

6.                        Arbitration:

                           At the option of the Lender, in its sole discretion, if the parties are unable to resolve any dispute under this Note the dispute will be referred to and finally resolved by arbitration before a single arbitrator selected by the Lender. The place of arbitration will be Vancouver, British Columbia or such other jurisdiction as chosen by the Lender, in its sole discretion. The award of the arbitrator will be final and binding on each party. Judgment upon the award may be entered in any court of competent jurisdiction.

7.                        General Provisions:

                           The Borrower hereby waives presentment and demand for payment, protest and notice of protest and notice of dishonour and non-payment.

IN WITNESS WHEREOF the Borrower has duly executed this Promissory Note as of the date first written above.

SKY HARVEST WINDPOWER CORP.

Per:     ___________________________________________
            Authorized Signatory